SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                        Date of Report: March 12, 2001
                                --------------
                       (Date of earliest event reported)
                       DAIMLERCHRYSLER AUTO TRUST 2001-A
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            (Exact name of registrant as specified in its charter)

       State of Michigan                 333-92583-06           38-2997412
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(State or other jurisdiction of     (Commission) File No.)     (IRS Employer
        incorporation)                                      Identification No.)

                27777 Franklin Rd., Southfield, Michigan 48034
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                   (Address of principal executive offices)

Registrant's telephone number, including area code:  (248) 512-3990.

This filing relates to Registration Statement No.:  333-92583.



Item 5.  Other Events.
         ------------

     On March 12, 2001, DaimlerChrysler Auto Trust 2001-A (the "Issuer"), as issuer, and The Chase Manhattan Bank USA, National Association ("Chase"), as indenture trustee, entered into an indenture dated as of March 1, 2001 (the "Indenture"). On March 12, 2001, Chrysler Financial Company L.L.C. ("CFC"), as depositor, DaimlerChrysler Retail Receivables LLC ("DCRR") and Bank One, National Association, as owner trustee, entered into an amended and restated trust agreement dated as of March 1, 2001 (the "Trust Agreement"). The Indenture is attached hereto as Exhibit 4.1 and the Trust Agreement is attached hereto as Exhibit 4.2.

     On March 12, 2001, CFC, as seller and servicer, and the Issuer, as issuer, entered into a sale and servicing agreement dated as of March 1, 2001 (the "Sale and Servicing Agreement"). On March 12, 2001, the Issuer, CFC, as administrator, and Chase, as indenture trustee, entered into an administration agreement ("Administration Agreement") dated as of March 1, 2001. On March 12, 2001, CFC, as seller, and DCRR, as purchaser, entered into a purchase agreement dated as of March 1, 2001 (the "Purchase Agreement"). The Sale and Servicing Agreement is attached hereto as Exhibit 10, the Administration Agreement is attached hereto as Exhibit 99.1 and the Purchase Agreement is attached hereto as Exhibit 99.2.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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     Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this Report:

         (a)      Financial statements of businesses acquired;

                  None

         (b)      Pro forma financial information:

                  None

         (c)      Exhibits:

                  Exhibit 4.1    Indenture

                  Exhibit 4.2    Trust Agreement

                  Exhibit 10     Sale and Servicing Agreement

                  Exhibit 99.1   Administration Agreement

                  Exhibit 99.2   Purchase Agreement



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     By:  Chrysler Financial Company, L.L.C
                                          as Servicer on behalf of
                                          DaimlerChrysler Auto Trust 2001-A



Date:  April 6, 2001                 By: /s/ B.C. Babbish
                                         --------------------------------------
                                         B.C. Babbish
                                         Assistant Secretary

                                             EXHIBIT INDEX



Exhibit No.              Description of Exhibit
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Exhibit 4.1              Indenture
Exhibit 4.2              Trust Agreement
Exhibit 10               Sale and Servicing Agreement
Exhibit 99.1             Administration Agreement
Exhibit 99.2             Purchase Agreement